UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 22, 2003

CABOT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-5667	04-2271897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
(Address of principal executive offices) (Zip Code)

(617) 345-0100
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

               99.1 — - Press release issued by Cabot Corporation on October 22, 2003.

Item 12. Results of Operations and Financial Condition.

     On October 22, 2003, Cabot Corporation issued a press release, dated October 22, 2003, announcing its fourth quarter and fiscal year operating results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ David J. Elliott

Name: David J. Elliott Title: Controller

Date: October 22, 2003

INDEX TO EXHIBIT

Exhibit
Number	Title

99.1	Press release issued by Cabot Corporation on October 22, 2003.

4